EXHIBIT 10.1.34

            THIRD AMENDMENT, CONSENT AND SECOND WAIVER, dated as of October 9, 1998 (this "AMENDMENT") to the Revolving Credit, Term Loan and Guarantee Agreement, dated as of February 2, 1998 (as heretofore amended, supplemented or otherwise modified, the "CREDIT AGREEMENT"), among A.P.S., Inc., a Delaware corporation and debtor-in- possession (the "BORROWER"), APS Holding Corporation, a Delaware corporation ("HOLDING"), each of the direct and indirect Subsidiaries of the Borrower party thereto (together with Holding, the "GUARANTORS"), each of which Guarantors is a debtor-in-possession (the Borrower and the Guarantors, collectively, the "DEBTORS"), the several banks and other financial institutions from time to time party thereto (collectively, the "LENDERS"), and The Chase Manhattan Bank, as agent for the Lenders (in such capacity, the "AGENT").


                             W I T N E S S E T H :

            WHEREAS, the Debtors, the Lenders and the Agent are parties to the Credit Agreement;

            WHEREAS, on September 11, 1998 the Debtors filed with the Bankruptcy Court a "Motion for Orders: (A) Approving Terms for Submission of Competing Offers Over-Bid Procedures, Break-Up Fees and Notice Requirements; (B) Authorizing Sale of Certain Fixtures, Inventory, Receivables, Equipment and Other Assets Free and Clear of Liens and Encumbrances, Pursuant to Section 363 of the Bankruptcy Code; (C) Authorizing Assumption and Assignment of Certain Non-Residential Real Property Leases and Other Executory Contracts Pursuant to
Section 365 of the Bankruptcy Code; (D) Extending Time To Assume or Reject Non-Residential Real Property Leases Pursuant to Section 365 of the Bankruptcy Code; (E) Approving Agreements to License Certain Trademarks and to Provide Limited Services to Purchasers Pursuant to Section 363 of the Bankruptcy Code;
(F) Approving Lease and Sublease Agreements; (G) Approving Break-Up Fee and Proposed Bidding Procedures; and (H) Granting Related Relief" (the "CARQUEST SALE MOTION");

            WHEREAS, pursuant to, and as more fully described in, the CarQuest Sale Motion, the Debtors propose to sell (the "CARQUEST SALE") certain of their assets related to the operation of nine (9) of the Debtors' regional distribution centers and approximately 169 of the Debtors' stores associated with such distribution centers, including without limitation, inventory, equipment and fixtures, pursuant to an Asset Purchase Agreement dated as of September 9, 1998 (including any non-material amendment thereof, the "GENERAL PARTS ASSET PURCHASE AGREEMENT"), among certain of the Debtors and General Parts, Inc. ("GENERAL PARTS"), and an Asset Purchase Agreement dated as of September 9, 1998 (including any non-material amendment, the "BWP ASSET PURCHASE AGREEMENT", collectively, the "ASSET PURCHASE AGREEMENTS"), among certain of the Debtors and BWP Distributors, Inc. ("BWP");

            WHEREAS, in connection with the CarQuest Sale Motion, the Borrower has requested that the Lenders consent under the applicable subsections of the Credit Agreement to permit the Borrower to consummate the CarQuest Sale pursuant to the Asset Purchase Agreements;

            WHEREAS, in addition to the above-described consent, the Borrower has also requested that the Lenders agree to waive compliance by the Debtors with certain covenants contained in the Credit Agreement and, in connection therewith, amend certain provisions of the Credit Agreement; and

            WHEREAS, the Lenders are willing to agree to such requested consent, waivers and amendments, but only upon the terms and conditions of this Amendment;

            NOW THEREFORE, in consideration of the premises and for other good and valuable consideration the receipt of which is hereby acknowledged, the Borrower, the Guarantors, the Lenders and the Agent hereby agree as follows:

            1. DEFINED TERMS. Capitalized terms used herein and not otherwise defined shall have their respective meanings set forth in the Credit Agreement.

            2. CONSENT TO THE CARQUEST SALE. (a) Effective as of the date hereof, the Lenders hereby consent under subsection 8.6 of the Credit Agreement solely to the extent necessary to permit the Borrower to consummate the CarQuest Sale in accordance with the terms of the Asset Purchase Agreements, PROVIDED that the foregoing consent is conditioned upon the following: (i) within one Business Day after the receipt of the Net Cash Proceeds of the CarQuest Sale, the Borrower shall apply an amount equal to such Net Cash Proceeds FIRST, in accordance with Section 2(b) of this Amendment and SECOND, in accordance with subsection 4.8(d) of the Credit Agreement and Section 7(c) of this Amendment and
(ii) no Default or Event of Default shall then have occurred and be continuing or would result from consummation of the CarQuest Sale.

            (b) Effective as of the date hereof, the Lenders hereby consent under subsection 4.8(d) and subsection 8.14 of the Credit Agreement solely to the extent necessary to permit the Borrower to utilize a portion of the Net Cash Proceeds of the CarQuest Sale to deposit up to an aggregate of $4,500,000 into one or more segregated accounts (collectively, the "SALE ACCOUNT") to be established and maintained by the Borrower with the Agent, which funds shall be available for withdrawal by the Borrower for the sole purpose of satisfying its obligations, if any, to General Parts and/or BWP in respect of potential post-closing adjustments under Sections 2.5, 2.6, 2.7 and 2.10 of the Asset Purchase Agreements (the "POST-CLOSING OBLIGATIONS"). The Borrower's only right of withdrawal with respect to the Sale Account shall be to satisfy the Post-Closing Obligations, if any, in accordance with the terms of the Asset Purchase Agreements, the order of the Bankruptcy Court approving the CarQuest Sale and any further order(s) of the Bankruptcy Court. The foregoing right of withdrawal shall continue to exist notwithstanding (i) the Lien of the Agent and the Lenders on the Sale Account and the funds from time to time on deposit therein,
(ii) any inability of the Borrower to satisfy the conditions to borrowing under the Credit Agreement, (iii) the occurrence and continuance of a Default or Event of Default or (iv) the occurrence of the Termination Date. In addition, and notwithstanding any exercise of rights and remedies by the Agent and the Lenders, the Agent and the Lenders shall not have the right to set-off against funds on deposit in the Sale Account prior to the Borrower's satisfaction in full of the Post-Closing Obligations, if any. All funds on deposit in the Sale Account after the Borrower's satisfaction of the Post-Closing Obligations, if any, shall constitute Net Cash

Proceeds of the CarQuest Sale and shall be applied in accordance with subsection 4.8(d) of the Credit Agreement and Section 7(c) of this Amendment.

            3. WAIVERS UNDER SECTION 8 (NEGATIVE COVENANTS). (a) The Lenders hereby waive, until November 30, 1998, any Default or Event of Default arising by reason of any failure by the Borrower to comply with subsection 8.1(a) (EBITDA) of the Credit Agreement for the periods ending on the last day of the September, 1998 and October, 1998 fiscal months of the Borrower.

            (b) The Lenders hereby waive, until November 30, 1998, any Default or Event of Default arising by reason of any failure by the Borrower to comply with subsection 8.1(b) (Excess Working Capital) of the Credit Agreement during the months of October and November, 1998, PROVIDED that such waiver is conditioned upon Excess Working Capital not being less than (i) $90,000,000 at any time during October, 1998 and (ii) $85,000,000 at any time during November, 1998.

            4. SUBSECTION 4.7 (OPTIONAL TERMINATION OR REDUCTION OF TRANCHE A COMMITMENT). After giving effect to the reduction of the Total Tranche A Commitment by reason of the application of the Net Cash Proceeds of the CarQuest Sale in accordance with subsection 4.8(d) of the Credit Agreement, the Total Tranche A Commitment shall be further and permanently reduced on the first Business Day after the closing of the CarQuest Sale to $20,000,000, which reduction shall be applied on a PRO RATA basis to reduce the Tranche A Commitment of each Lender.

            5. AMENDMENTS TO SUBSECTION 1.1 (DEFINED TERMS). (a) Subsection 1.1 of the Credit Agreement is hereby amended by adding the following new defined term in its proper alphabetical order in said subsection:

              "CASH ACCOUNT": the meaning set forth in subsection 4.8(a).".

            (b) Subsection 1.1 of the Credit Agreement is hereby amended by deleting the reference to "$20,000,000" contained in the definition of the term "Letter of Credit Sublimit" and by substituting in lieu thereof a reference to "$3,000,000".

            (c) Subsection 1.1 of the Credit Agreement is hereby further amended by adding the phrase ", the Cash Account" immediately after the reference to "Concentration Account" contained in the definition of the term "Excess Working Capital".

            6. AMENDMENT TO SUBSECTION 3.1 (LETTERS OF CREDIT). Subsection 3.1(a) of the Credit Agreement is hereby amended by deleting the reference to "$10,000,000" contained in such subsection and by substituting in lieu thereof a reference to "$3,000,000".

            7. AMENDMENTS AND AGREEMENT WITH RESPECT TO SUBSECTION 4.8 (MANDATORY PREPAYMENT; COMMITMENT TERMINATION; USE OF CASH). (a) Subsection 4.8(a) of the Credit Agreement is hereby amended by deleting the reference contained therein to "$5,000,000" and by substituting in lieu thereof a reference to "$3,000,000".

            (b) Subsection 4.8(a) of the Credit Agreement is hereby further amended by adding the following at the end of such subsection:

                  "If the remaining balance of funds on deposit in the Concentration Account exceeds $3,000,000 after the application of funds on deposit in the Concentration Account in accordance with clauses FIRST and SECOND of the immediately preceding sentence, any such excess shall be deposited in a cash collateral account (the "CASH ACCOUNT") to be established and maintained by the Borrower with the Agent. Subject to the terms and conditions of this Agreement, amounts on deposit in the Cash Account shall be made available to the Borrower (after utilization and application of the Borrower's and the Guarantor's other available cash) for general corporate purposes and Inventory purchases until the Termination Date. In accordance with subsection 6.2(e), the Borrower shall utilize all funds from time to time on deposit in the Cash Account prior to the borrowing of any Tranche A Loan. If the Borrower determines to utilize funds on deposit in the Cash Account, the Borrower shall comply with the notice procedures for borrowing set forth in subsection 2.2 and shall satisfy all of the conditions for borrowing set forth in subsection
      6.2 as if such drawdown on the Cash Account were a borrowing of a Tranche A Loan. Notwithstanding subsection 8.14, funds on deposit in the Cash Account shall not be concentrated in the Concentration Account. Any funds on deposit in the Cash Account in excess of $5,000,000 shall constitute Excess Amounts to be treated in accordance with subsection 4.8(d).".

            (c) In accordance with the first proviso contained in subsection 4.8(d) of the Credit Agreement, but subject to subsection 4.8(e) of the Credit Agreement (after giving effect to this Amendment) and Section 7(e) below, the Required Tranche A Lenders hereby consent to the prepayment of the Tranche B Loans with any Excess Amount generated from (i) the CarQuest Sale, (ii) the Monroe Sale or any Store Sale (as such terms are defined in the Consent dated October 8, 1998 under the Credit Agreement) and (iii) on or before November 30, 1998, funds on deposit in the Cash Account in excess of $5,000,000.

            (d) Subsection 4.8(e) of the Credit Agreement is hereby amended by
(i) deleting the word "Prior" at the beginning of such subsection and by substituting in lieu thereof the words "With respect", (b) deleting the phrase "such Tranche B Lender shall have entered into indemnity, reimbursement and other agreements reasonably satisfactory to the Agent (or an order of the Bankruptcy Court shall have been entered reasonably satisfactory to the Agent) such that" contained in the first sentence of such subsection and (iii) by adding the following new sentence at the end of such subsection: "The obligation of each Tranche B Lender to repay Excess Amount prepayments to the Agent in accordance with the terms of this subsection 4.8(e) shall survive and remain in full force and effect with respect to any Excess Amount prepayments received by such Tranche B Lender notwithstanding any sale by such Tranche B Lender of all or any part of its rights and obligations under this Agreement pursuant to subsection 13.6 of this Agreement.".

            (e) By its execution of this Amendment, each Tranche B Lender acknowledges and consents to the terms of subsection 4.8(e) (after giving effect to this Amendment) of the Credit Agreement. If a Tranche B Lender does not execute this Amendment, then the Agent shall hold for the account of such Tranche B Lender, until the Tranche A Repayment Date, any Excess Amount prepayments that would otherwise be payable to such Tranche B Lender.

            8. AMENDMENT TO SUBSECTION 4.22 (SECURITY INTEREST IN CONCENTRATION ACCOUNT AND L/C CASH COLLATERAL ACCOUNT). Subsection 4.22 of the Credit Agreement is hereby amended by adding the phrase ", the Cash Account and any direct investment of the funds contained therein" immediately after the phrase "the Concentration Account and any direct investment of the funds contained therein" contained in such subsection.

            9. AMENDMENT TO SUBSECTION 5.19 (YEAR 2000 COMPLIANCE Program). Subsection 5.19 of the Credit Agreement is hereby amended by deleting such subsection in its entirety.

            10. AMENDMENTS TO SUBSECTION 6.2 (CONDITIONS TO EACH LOAN AND EACH LETTER OF CREDIT) AND EXHIBIT E (FORM OF BORROWING CERTIFICATE). (a) Subsection 6.2(e) (Borrowing Certificate) of the Credit Agreement and Exhibit E to the Credit Agreement are each hereby amended by adding the phrase "(and any funds on deposit in the Cash Account)" immediately after the phrase "after utilization and application of the Borrower's and the Guarantors' available cash" contained in clause (i) of such subsection and paragraph (a) of such Exhibit.

            (b) Subsection 6.2(h) (Year 2000 Compliance Program) of the Credit Agreement is hereby amended by deleting said subsection in its entirety.

            11. AMENDMENTS TO SUBSECTION 7.2 (CERTIFICATES; OTHER INFORMATION ).
(a) Subsection 7.2(d) of the Credit Agreement is hereby amended by adding the phrase "(the period of thirteen consecutive calendar weeks for each forecast delivered after November 9, 1998)" immediately after the phrase "the period of four consecutive calendar weeks" contained in such subsection.

            (b) Subsection 7.2(f) of the Credit Agreement is hereby amended by
(i) deleting the word "and" immediately before the reference to "(iv)" contained in such subsection and by substituting in lieu thereof ";" and (ii) by adding the following new phrase immediately before the semi-colon at the end of such subsection: "and (v) a report setting forth the amount of Net Cash Proceeds applied in accordance with subsection 4.8(d) during such month and reconciled to the amount of Net Cash Proceeds generated from any sale or other disposition of any Collateral outside the ordinary course of business during such month".

            12. AMENDMENT TO SUBSECTION 8.9 (LIMITATION ON CAPITAL EXPENDITURES). Subsection 8.9 of the Credit Agreement is hereby amended by deleting the reference to $7,800,000 contained in such subsection and by substituting in lieu thereof a reference to "$2,250,000".

            13. AMENDMENT TO SUBJECTION 8.11 (LOANS AND OTHER INVESTMENTS BY
AFCO). Subsection 8.11 of the Credit Agreement is hereby amended by deleting the references to "$2,250,000" and "$7,000,000" contained in such subsection and by substituting in lieu thereof references to "$800,000" and "$800,000", respectively.

            14. AMENDMENT TO SUBSECTION 8.17 (USE OF PROCEEDS). Subsection 8.17 of the Credit Agreement is hereby amended by adding the phrase "or funds on deposit in the Cash Account" immediately after the phrase "or the Tranche B Loans" contained in such subsection.

            15. AMENDMENT TO SUBSECTION 8.19 (BUSINESS PLAN). Subsection 8.19 of the Credit Agreement is hereby amended by deleting such subsection in its entirety and by substituting in lieu thereof the following:

                  "8.19. BUDGET. Fail to furnish to the Agent, with a copy for each Lender, on or before November 9, 1998, a comprehensive receipts and disbursements budget for the Borrower and its Restricted Subsidiaries covering at least the one-year period commencing on October 26, 1998 and addressing, among other things, all material expenditures proposed to be made and projected cash flows and financial and operating performance on a fiscal month-by-month basis, and detailing facility closures, assets sales, cost reduction initiatives and inventory reduction initiative, all in form and substance reasonably satisfactory to the Required Tranche A Lenders.".

            16. AMENDMENT TO SECTION 9 (EVENTS OF DEFAULT). Section 9 of the Credit Agreement is hereby amended by adding the phrase ", the Cash Account" in clause (iv) of paragraph A and clause (iii) of paragraph (B) of such Section.

            17. AMENDMENT TO SUBSECTION 12.1 (REMEDIES; OBTAINING THE COLLATERAL UPON DEFAULT). Subsection 12.1(c) of the Credit Agreement is hereby amended by adding the phrase ", the Cash Account" immediately after the phrase "the Concentration Account" contained in such subsection.

            18. AMENDMENT AND AGREEMENT WITH RESPECT TO SCHEDULE 2.1 (MAXIMUM OUTSTANDING AMOUNT OF TRANCHE A LOANS). (a) After giving effect to the required reduction of the Maximum Outstanding Amounts in accordance with subsection 4.8(d) of the Credit Agreement by reason of the application of the Net Cash Proceeds of the CarQuest Sale, Schedule 2.1 of the Credit Agreement is hereby amended by deleting the information contained in such Schedule for the months of October, November and December of 1998 and by substituting in lieu thereof the following:

                          "MAXIMUM OUTSTANDING AMOUNTS

            MONTH             PEAK              FISCAL MONTH END
            -----             ----              ----------------
            October        $12,000,000             $5,000,000
            November       $12,000,000             $5,000,000
            December       $12,000,000             $5,000,000".

            (b) Notwithstanding the amendment of Schedule 2.1 of the Credit Agreement set forth in Section 18(a) above, if the Closing Date under, and as defined in, the Asset Purchase Agreements occurs on or before October 15, 1998, then the references to "$12,000,000" and "$5,000,000" contained in such Section 18(a) shall be deemed amended to be references to "$10,000,000" and "$0 (not including up to $5,000,000 on deposit in the Cash Account)", respectively.

            (c) If the aggregate outstanding amount of the Tranche A Loans as of the last day of any fiscal month set forth on Schedule 2.1 exceeds the Maximum Outstanding Amount for the end of such fiscal month, the Maximum Outstanding Amount shall not be increased to the "Peak" amount for the next fiscal month unless and until (and without prejudice to the Agent's and the Lenders' other rights and remedies) the Borrower makes the mandatory prepayment required pursuant to subsection 4.8(c).

            19. REPRESENTATIONS AND WARRANTIES; NO DEFAULT. After giving effect to this Amendment, the Debtors hereby represent and warrant that all representations and warranties contained in the Credit Agreement are true and correct as of the date hereof (unless stated to relate to a specific earlier date, in which case, such representations and warranties shall be true and correct in all material respects as of such earlier date) and that no Default or Event of Default shall have occurred and be continuing or would result from the execution and delivery of this Amendment.

            20. CONDITIONS TO EFFECTIVENESS OF THIS AMENDMENT. This Amendment shall become effective as of the date hereof upon (a) receipt by the Agent of counterparts of this Amendment duly executed by the Borrower, the Guarantors and the Supermajority Tranche A Lenders and (b) the occurrence of the Closing Date under, and as defined in, each of the Asset Purchase Agreements.

            21. CONTINUING EFFECT; NO OTHER AMENDMENTS OR WAIVERS. Except as expressly amended or waived pursuant to this Amendment, the Credit Agreement is and shall continue to be in full force and effect in accordance with its terms, and this Amendment shall not constitute the Lenders' consent or indicate their willingness to consent to any other amendment, modification or waiver of the Credit Agreement or the other Loan Documents, including without limitation, any amendment, modification or waiver of any subsection amended or waived pursuant to this Amendment for any other date or time period or in connection with any other transaction.

            22.   MISCELLANEOUS.

            (a) This Amendment may be executed by the parties hereto on one or more counterparts, and all of such counterparts shall be deemed to constitute one and the same instrument. This Amendment may be delivered by facsimile transmission of the relevant signature pages hereof.

            (b) This Amendment shall be governed by, and construed and interpreted in accordance with, the law of the State of New York.

            IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered by their respective duly authorized officers as of the date first above written.

                                   A.P.S., INC.


                                   By:
                                         Title:


                                   GUARANTORS:

                                   APS HOLDING CORPORATION
                                   BIG A AUTO PARTS, INC.
                                   AUTOPARTS FINANCE COMPANY, INC.
                                   APS SUPPLY, INC.
                                   AMERICAN PARTS SYSTEM, INC.
                                   A.P.S. MANAGEMENT SERVICES, INC.
                                   INSTALLERS' SERVICE WAREHOUSE, INC.
                                   PARTS, INC.
                                   PRESATT, INC.


                                   By:
                                         Title:


                                   THE CHASE MANHATTAN BANK, AS LENDER,
                                   ISSUING BANK AND AGENT


                                   By:
                                         Title:

                                   BANK ONE, N.A.

                                   By:
                                         Title:


                                   BANKERS TRUST COMPANY

                                   By:
                                         Title:


                                   BEAR, STEARNS & CO. INC.

                                   By:
                                         Title:


                                   CITIBANK, N.A.

                                   By:
                                         Title:


                                   D.K. ACQUISITION PARTNERS, L.P.

                                   BY: M.H. DAVIDSON & CO., ITS GENERAL
                                   PARTNER

                                   By:
                                         Title:


                                   FOOTHILL CAPITAL CORPORATION

                                   By:
                                         Title:

                                   GOLDMAN SACHS CREDIT PARTNERS L.P.

                                   By:
                                         Title:


                                   HOUR L.L.C.

                                   BY: SUNRISE PARTNERS L.L.C.

                                   By:
                                         Title:


                                   MUTUAL SHARES FUND

                                   BY: FRANKLIN MUTUAL ADVISORS, INC.

                                   By:
                                         Title:


                                   NATIONAL BANK OF CANADA

                                   By:
                                         Title:

                                   By:
                                         Title:

                                   PPM AMERICA, INC., AS AGENT FOR
                                   PPM AMERICA SPECIAL INVESTMENT
                                   FUND, L.P.

                                   By:
                                         Title:

                                   QUANTUM PARTNERS LDC

                                   By:
                                         Title:


                                   SOCIETE GENERALE

                                   By:
                                         Title:


                                   SPS TRADES

                                   By:
                                         Title:


                                   UBS AG, LONDON BRANCH

                                   By:
                                         Title:

                                   By:
                                         Title:


                                   WAYLAND INVESTMENT FUND LLC

                                   BY: CFSC WAYLAND ADVISERS, INC., ITS MANAGER

                                   By:
                                         Title:

                                   WELLS FARGO BANK (TEXAS), NATIONAL
                                   ASSOCIATION

                                   By:
                                         Title: